UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2014

SKKYNET CLOUD SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54747	45-3757848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Argentia Road – Suite 306, Toronto, Ontario, Canada L5N 2X7
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (888) 628-2028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On August 15, 2014, Skkynet Cloud Systems, Inc. (the “Company”) entered into common stock purchase agreements with various accredited investors for the sale of an aggregate of 798,500 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) with gross proceeds to the Company of $878,350.00. The proceeds from this offering will be used to further develop, promote and market the Company’s recently-launched real-time cloud service. The purchase price of each share of Common Stock was $1.10 per share. The Company expects the closing of all of the sales of the Common Stock to occur by August 29, 2014. All shares of Common Stock issued will be “restricted” securities as such term is defined by the Securities Act of 1933, as amended (the “Securities Act”).

The shares of Common Stock will be issued in reliance upon an exemption from registration provided by Rule 506 of Regulation D and Regulation S of the Securities Act since no general solicitation or advertising was conducted by us in connection with the offering of any of the shares, all shares to be purchased in the offering will be restricted in accordance with Rule 144 of the Securities Act and each of these shareholders are accredited as defined in Rule 501 (a) of Regulation D promulgated under the Securities Act.

ITEM 3.02 Unregistered Sales of Equity Securities

On August 15, 2014, Skkynet Cloud Systems, Inc. (the “Company”) entered into common stock purchase agreements with various accredited investors for the sale of an aggregate of 798,500 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) with gross proceeds to the Company of $878,350.00. The proceeds from this offering will be used to further develop, promote and market the Company’s recently-launched real-time cloud service. The purchase price of each share of Common Stock was $1.10 per share. The Company expects the closing of all of the sales of the Common Stock to occur by August 29, 2014. All shares of Common Stock issued will be “restricted” securities as such term is defined by the Securities Act of 1933, as amended (the “Securities Act”).

The shares of Common Stock will be issued in reliance upon an exemption from registration provided by Rule 506 of Regulation D and Regulation S of the Securities Act since no general solicitation or advertising was conducted by us in connection with the offering of any of the shares, all shares to be purchased in the offering will be restricted in accordance with Rule 144 of the Securities Act and each of these shareholders are accredited as defined in Rule 501 (a) of Regulation D promulgated under the Securities Act.

ITEM 7.01 Regulation FD Disclosure

The Company issued a press release on August 21, 2014, a copy of which is attached hereto as an exhibit.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(i)*	August 21, 2014 Press Release

10.1*	Form of Common Stock Purchase Agreement
__________
*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKKYNET CLOUD SYSTEMS, INC.

August 21, 2014	By:	/s/ Paul E. Thomas
Paul E. Thomas President and Secretary